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                                                                      EXHIBIT 21


               SUBSIDIARIES OF COMMUNITY SHORES BANK CORPORATION


                              --------------------
                                COMMUNITY SHORES
                                BANK CORPORATION
                              --------------------
                              /                 \
                             /                   \
                            /                     \
    --------------------   /                       \   ---------------------
         COMMUNITY        /                         \     COMMUNITY SHORES
        SHORES BANK      /                           \       FINANCIAL
                                                           SERVICES, INC.
    --------------------                               ---------------------
            |
            |
            |
            |
    --------------------
      COMMUNITY SHORES
      MORTGAGE COMPANY
    --------------------